Execution Version

WAIVER TO
NOTE PURCHASE AGREEMENT

This Waiver to the Note Purchase Agreement (defined below) (this “Waiver”), dated as of November 9, 2022 (the “Effective Date”), is entered into by and among OPTINOSE US, INC., a Delaware corporation (the “Issuer”), OPTINOSE AS, a Norwegian private limited liability company with Norwegian business registration number 982 483 131, OPTINOSE, INC., a Delaware corporation (the “Parent”), the Purchasers (as defined in the Note Purchase Agreement) party to the Note Purchase Agreement as of the Effective Date, and BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales, as Collateral Agent.

RECITALS

WHEREAS, the Issuer, the Purchasers and the other parties thereto are party to that certain Note Purchase Agreement dated as of September 12, 2019, as amended pursuant to that certain letter agreement dated August 13, 2020 by and among such parties, as further amended by that certain First Amendment to Note Purchase Agreement dated as of March 2, 2021, that certain Second Amendment to Note Purchase Agreement dated as of November 16, 2021 and that certain Third Amendment to Note Purchase Agreement dated as of August 10, 2022 by and among such parties (the “Note Purchase Agreement”);

WHEREAS, pursuant to Section 8.16(a) of the Note Purchase Agreement, with respect to each fiscal quarter commencing with the fiscal quarter ending December 31, 2021, no Note Party shall, nor shall it permit any Subsidiary to, directly or indirectly, permit trailing twelve-month Consolidated Net Sales to fall below the amounts for such periods appearing in the table set forth in Section 8.16 of the Note Purchase Agreement; and

WHEREAS, in accordance with Section 12.01 of the Note Purchase Agreement, the Issuer and each of the Purchasers desire to provide the Note Parties with a waiver of the minimum Consolidated Net Sales covenant for the fiscal quarters ending September 30, 2022 and December 31, 2022 on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained and intending to be legally bound by this Waiver, each of the undersigned hereby agrees and declares as follows:

SECTION 1. Definitions; Interpretation. All capitalized terms used in this Waiver (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. The rules of interpretation set forth in Section 1.02 of the Note Purchase Agreement shall be applicable to this Waiver and are incorporated herein by this reference.

SECTION 2. Waivers. As of the Effective Date:

(a)the requirement that trailing twelve-month Consolidated Net Sales, tested for the fiscal quarter ending September 30, 2022, not fall below $80,000,000 is hereby waived; and

(b)the requirement that trailing twelve-month Consolidated Net Sales, tested for the fiscal quarter ending December 31, 2022, not fall below $85,000,000 is hereby waived.

SECTION 3. Limitation of Waivers. The waivers set forth above shall be limited precisely as written and relate solely to the provisions of Section 8.16(a) of the Note Purchase Agreement, respectively, in the manner and to the extent described above and nothing in this Waiver shall be deemed to:

(a)constitute a waiver of compliance by the Issuer or any other Note Party with respect to any other term, provision or condition of the Note Purchase Agreement or any other Note Document, or any other instrument or agreement referred to therein; or

(b)prejudice any right or remedy that the Collateral Agent or any Person that is a purchaser at any time under any of the Note Documents may now have or may have in the future under or in connection with the Note Purchase Agreement or any other Note Document, or any other instrument or agreement referred to therein.

For the avoidance of doubt, nothing in this Waiver shall be deemed to constitute a waiver of compliance by the Issuer or any other Note Party of the requirement in Section 8.16(a) of the Note Purchase Agreement that trailing twelve-month Consolidated Net Sales, tested for each fiscal quarter commencing with the fiscal quarter ending December 31, 2021, not fall below the amounts for such periods appearing in the table set forth in Section 8.16(a) of the Note Purchase Agreement, other than for the fiscal quarters ending September 30, 2022 and December 31, 2022.

SECTION 4. Waiver Fee. The Issuer agrees that upon the earliest to occur of (x) the Maturity Date, (y) the date on which the maturity of the Notes is accelerated pursuant to Section 9.02(b), and (z) the date of any prepayment of the Notes pursuant to Section 2.07, the Issuer shall pay to each Purchaser its ratable portion of a waiver fee in an aggregate amount equal to
$1,300,000 (the “Waiver Fee”). The Issuer agrees that the Waiver Fee shall be (i) paid in Dollars and in immediately available funds, (ii) fully earned on the Effective Date, (iii) nonrefundable for any reason whatsoever once paid, and (iv) except as the Collateral Agent or the Required Purchasers may otherwise agree in writing in their sole discretion, in addition to, and not creditable against, any other fee, cost or expense payable under the Note Documents.

SECTION 5. Representations and Warranties; Reaffirmation.

(a)Each Note Party, jointly and severally with each other Note Party, hereby represents and warrants to each Purchaser and the Collateral Agent as follows:

(i)Such Note Party has all requisite power and authority to enter into this Waiver and to perform its obligations hereunder.

(ii)This Waiver has been duly executed and delivered by such Note Party and is the legally valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity.

(iii)The execution and delivery by such Note Party of, and the performance by such Note Party of its obligations under, this Waiver have been duly authorized and do not:

(A) contravene the terms of any of such Note Party’s Organization Documents; (B) violate in any material respect any Law or regulation; (C) conflict with in any material respect, or result in any material breach or contravention of, any material order, judgment, injunction, writ, decree, determination or award of any Governmental Authority or any arbitral award to which such Note Party or any of its properties are subject; (D) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, other than those that have already been obtained and are in full force and effect; or (E) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under, any material Contractual Obligation to which such Note Party is a party or affecting such Note Party or the properties of such Note Party or any of its Subsidiaries.

(iv)No Default exists, or would result from the execution and delivery by such Note Party of, and the performance by such Note Party of its obligations under, this Waiver.

(b)Each Note Party hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Note Documents to which it is a party and agrees that the Note Documents remain in full force and effect, undiminished by this Waiver, except as expressly provided herein. By executing this Waiver, each Note Party acknowledges that it has read, consulted with its attorneys regarding, and understands, this Waiver.

SECTION 6. References to and Effect on Note Purchase Agreement. Except as specifically set forth herein, this Waiver shall not modify or in any way affect any of the provisions of the Note Purchase Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Effective Date all references in the Note Purchase Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Note Purchase Agreement as amended by this Waiver. The parties hereto hereby acknowledge and agree that this Waiver constitutes a Note Document.

SECTION 7. Successors and Assigns. The provisions of this Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 8. Governing Law; Jurisdiction, Etc. Section 12.14 of the Note Purchase Agreement is hereby incorporated by reference, mutatis mutandis.

SECTION 9. Counterparts; Etc. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver. The words “execution,” “signed,” “signature,” and words of like import in this Waiver shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for under any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

DocuSign Envelope ID: EB65EAB7-7C8B-4EB2-B2DD-3271C4070996

IN WITNESS WHEREOF, each of the undersigned has caused this Waiver to be duly executed and delivered as of the date first above written.

OPTINOSE US, INC.,
as the Issuer

By:     Name: Peter K. Miller Title: CEO

OPTINOSE AS,
as a Guarantor

By:     Name: Peter K. Miller Title: CEO

OPTINOSE, INC.,
as a Guarantor

By:     Name: Peter K. Miller Title: CEO

Signature Page to Waiver to Note Purchase Agreement

DocuSign Envelope ID: EB65EAB7-7C8B-4EB2-B2DD-3271C4070996

BPCR LIMITED PARTNERSHIP,
as a Purchaser

By: Pharmakon Advisors, LP, its Investment Manager

By: Pharmakon Management I, LLC, its General Partner

By      Name: Pedro Gonzalez de Cosio Title: Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
as a Purchaser

By: Pharmakon Advisors, LP, its Investment Manager

By: Pharmakon Management I, LLC, its General Partner

By
Name: Pedro Gonzalez de Cosio Title: Managing Member

Signature Page to Waiver to Note Purchase Agreement

Acknowledged by:

BIOPHARMA CREDIT PLC,
as Collateral Agent

By: Pharmakon Advisors, LP, its Investment Manager

By: Pharmakon Management I, LLC, its General Partner

By
Name: Pedro Gonzalez de Cosio Title: Managing Member

Signature Page to Waiver to Note Purchase Agreement